EXHIBIT 99.1

www.j2global.com

Kaufman Bros. Conference

(Based upon Second Quarter 2004 results)

September 8, 2004

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled “2004 Financial Guidance”. These forward-looking statements are based on management’s current expectations or beliefs as of September 8, 2004 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

Future operating results

Subscriber growth and retention Earnings growth and expectations New products, services and features Corporate spending Liquidity Network capacity and coverage Regulatory developments Taxes

All information in this presentation speaks as of September 8, 2004 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

Inability to sustain growth in our customer base, revenue or profitability Competition in price, quality, features and geographic coverage

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desirable locations Enactment of burdensome telecommunications or Internet regulations Reduced use of fax services due to increased use of email or widespread adoption of digital signatures Limitations on the usability of our federal and state net operating loss carry-forwards Inadequate intellectual property protection or violations of third party intellectual property rights System failures or breach of system or network security Failure to expand and upgrade our systems and network infrastructure to accommodate increased traffic Inability to adapt to technological change, or third party development of new technologies superior to ours Economic downturns in industries which rely heavily on fax transmissions Loss of services of executive officers and other key employees Loss of third party suppliers and marketing relationships, and inability to enter into new such relationships on acceptable terms Other factors set forth in our Annual Report on Form 10-K filed on 3/15/04 and the other reports filed by us from time to time with the SEC

j2 Global deploys the power of the Internet to deliver business critical communication and messaging services to individuals and corporations throughout the world.

All brands names and logos are trademarks of j2 Global Communications, Inc. in the U.S. and/or internationally.

Unique Assets

7.3 million subscribed telephone numbers (DIDs) Global advanced messaging network

1,350+ cities in 20 countries on 5 continents 9.5MM+ unique DIDs worldwide in inventory

Patented technology

12 issued U.S. Patents and numerous patents pending

Expertise

Telecom, messaging, e-mail, Internet, e-commerce, Web-marketing, direct sales, transaction processing Customer migration from Free A Paid A Enterprise

Strong financial position

29 consecutive quarters of revenue growth 10 consecutive quarters of positive Earnings 52% year-over-year Revenue growth 82% year-over-year Pre-Tax Earnings growth $74.2 MM of cash & investments to fund growth Nominal amount of debt

Subscriber Profile

Vertical Markets

Financial institutions Real estate

Law firms & corporate legal departments Medical Government Hospitality Remote workers & “road warriors” Value Proposition Digitization (paper reduction) Security Privacy Efficiency Cost Infrastructure replacement

Subscriber Acquisition

Individuals

Targeted Web marketing (e.g. AOL, Yahoo!, Google, Lycos, etc.)

Sold through: www.eFax.com and www.j2.com

Use of proprietary Life Cycle Management (i.e. Free Paid conversions) Advertising & Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses

Sold through: www.eFaxCorporate.com, supported by Telesales Self-service Web-based broadcast fax engine at www.jblast.com Outsourced e-mail, spam & virus protection through Electric Mail Use of proprietary Life Cycle Management (i.e. usage stimulation)

Large Enterprise/Government

Direct sales force – currently 18 sales people

Marketed through Web and traditional direct selling methods Use of proprietary Life Cycle Management (i.e. usage stimulation)

Active Telephone Numbers (DIDs) & ARPU

8,000,000 7,000,000 6,000,000 5,000,000 4,000,000 3,000,000 2,000,000 1,000,000 0 $17.22 $16.68 $15.52 $15.36 $15.73 $0.04 $0.05 $0.05 $0.05 $0.04

Q2 ‘03 Q3 ‘03 Q4 ‘03 Q1 ‘04 Q2 ‘04

PAID DIDs 348,988 380,230 400,245 434,616 469,328 Cancel Rate * 3.0% 2.8% 3.3% 2.9% 2.4%

FREE DIDs 4,825,991 5,146,838 5,150,388 5,843,167 6,873,083

% of Total Rev. 92.9% 92.5% 93.9% 94.4% 93.1%

* Defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

Total Revenues

2003 2004 Q2 Q3 Q4 Q1 Q2 DID based ($M) 15,835 17,478 19,216 21,664 24,057

% of Total Revenues 92.9% 92.5% 93.9% 94.4% 93.1%

% Growth 12.6% 10.4% 9.9% 12.7% 11.0% TTM Growth 53.5% 53.6% 52.5%

Non-DID based ($M) 1,202 1,424 1,257 1,278 1,774

% of Total Revenues 7.1% 7.5% 6.1% 5.6% 6.9%

% Growth 4.9% 18.5% -11.7% 1.7% 38.8% TTM Growth 3.9% 8.7% 21.2%

Core Total Revenues focus DID based revenues

j2 Global

Product Roadmap

eFax™ | PaperMaster Pro | eVoice™ | The Electric Mail Company | j2 jConnect™

IP Fax	Document Management	Voice Services	Email Services	Unified Messaging & Comm. Services
• Inbound Fax to Email • Outbound Fax via Email • Fax broadcasting • Secure fax • OCR • PDF delivery	• ProtoFax® • Messenger 3.0 • HotSend® • PaperMaster Pro™	• Inbound VM to Email • Voicemail management • Telephone access • Conference Calling	• Permission-based Email marketing • Outsourced Email • Spam control • Virus filtering • Message storage • Hosted Exchange™	• Integrated Email, voicemail & fax services
• Fax storage/archive • New notification methods		• Enhanced voicemail • Find me/Follow me • Call screening • Voicemail interrupt • Collaboration		• Wireless messaging and notification

-Currently offered
-Future opportunities

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Exchange is a registered Trademark of the Microsoft Corporation

j2 Global Communications, Inc.

Financial Highlights

j2 Global

Historical Revenue Growth



(Millions)
$26.0
$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
29 consecutive quarters of revenue growth
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04

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j2 Global Communications, Inc.

Operating Income Growth $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0

(Millions) $1.423 $3.086 $3.852 $4.751 $5.194 $6.158 $7.421 $8.477 $9.991 $11.003

Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004

Quarterly Revenues

2003 2004 Q2 Q3 Q4 Q1 Q2 Subscriber $16,307 $17,806 $19,517 $22,062 $25,063

Quarter-to-Quarter Growth 12.8% 9.2% 9.6% 13.0% 13.6%

Advertising 609 681 806 761 647

Quarter-to-Quarter Growth -0.6% 11.9% 18.4% -5.6% -15.0%

Licensing and Other 121 416 151 119 121

Total Revenues $17,037 $18,903 $20,474 $22,942 $25,831

Quarter-to-Quarter Growth 12.0% 11.0% 8.3% 12.1% 12.6%

Subscriber Revenues

2003 2004 Q2 Q3 Q4 Q1 Q2 Fixed ($M) 11,177 12,121 13,976 16,021 17,750

% of Subs. Revenues 68.5% 68.1% 71.6% 72.6% 70.8%

% Growth 12.7% 8.4% 15.3% 14.6% 10.8% TTM Growth 54.4% 56.3% 57.2%

Variable ($M) 5,130 5,685 5,542 6,041 7,314

% of Subs. Revenues 31.5% 31.9% 28.4% 27.4% 29.2%

% Growth 13.0% 10.8% -2.5% 9.0% 21.1% TTM Growth 52.2% 46.4% 42.9%

Core Subscriber Revenues focus Fixed revenues

Cost Trends

90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

(Percentage of Total Revenue)

84.3% 82.6% 84.1% 80.9% 81.5%

Gross

Margin

36.1%

39.2%

41.4%

43.5%

42.6%

Operating Margin

Sales & Marketing Engineering

G&A

18.3% 18.5%

4.9%

Q2 ‘03 Q3 ‘03 Q4 ‘03 Q1 ‘04 Q2 ‘04

Earnings & Free Cash Flow $12.0 $11.0 $10.0 $9.0 $8.0 $7.0 $6.0 $5.0 $4.0 $3.0 $2.0 $1.0 $0.0

(Millions)

(1)

Q1 ‘03 Q2 ‘03 Q3 ‘03 Q4 ‘03 Q1 ‘04 Q2 ‘04

Net Earnings Free Cash Flow(2)

(1) Excludes benefit of $9.5 million to record the reversal of certain valuation allowances of our deferred tax assets. (2) Net cash provided by operating activities, less purchases of property & equipment. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(in millions) Q1 ‘03 Q2 ‘03 Q3 ‘03 Q4 ‘03 Q1 ‘04 Q2 ‘04 Net cash provided by operating activities $5.308 $8.542 $8.623 $10.375 $10.252 $13.044 Purchases of property & equipment (0.300) (1.414) (0.947) (0.906) (0.319) (1.442) Free Cash Flow $5.008 $7.128 $7.676 $9.469 $9.933 $11.602

2004 Financial Guidance

(Reaffirmed 9/08/04)

Q3 2004

Year-End 2004

Revenues (millions) $27.4 – $27.8 $100 – $106

Earnings Before Taxes per $0.48 $1.65 – $1.83 Fully-Diluted Share Net Earnings per Fully-Diluted $0.31 $1.00 – $1.18 Share (1)

(1) Assumes an effective 35% annual tax rate and diluted shares of 25,709,879 as of July 15, 2004